UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 19, 2010

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders of Datawatch Corporation (the “Company”) was held on March 19, 2010.

(b)
The directors elected at the meeting were Kenneth P. Bero, Thomas H. Kelly, Richard de J. Osborne, Terry W. Potter, William B. Simmons and James Wood, which constitute all of the directors of the Company.  A vote was proposed to elect the foregoing nominees to the Board of Directors to serve for the ensuing year or until their respective successors are duly elected and qualified.  Votes were cast as follows:

Nominee	Total Votes For:	Total Votes Withheld:
Kenneth P. Bero	2,556,110	617,513
Thomas H. Kelly	2,546,540	627,083
Richard de J. Osborne	2,532,320	641,303
Terry W. Potter	2,548,120	625,503
William B. Simmons	2,556,110	617,513
James Wood	2,548,120	625,503

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: March 25, 2010	By:	/s/ Murray P. Fish
Name: Murray P. Fish
Title: Chief Financial Officer